SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 2004


                             Patapsco Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



     Maryland                        0-28032                    52-1951797
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland 21222
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               (Address of Principal Executive Offices) Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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     (a) On April 1, 2004,  The Patapsco  Bank (the  "Bank"),  the  wholly-owned
subsidiary  of  Patapsco   Bancorp,   Inc.  (the  "Company"),   consummated  its
acquisition of Parkville Federal Savings Bank ("Parkville"), a federally chartered stock savings bank, which operated three offices located in Baltimore County and Baltimore City, Maryland. Under the terms of the Reorganization and Merger Agreement by and between the Bank and Parkville, dated as of November 12, 2003, at the effective time of the merger each share of issued and outstanding Parkville common stock was converted into the right to receive $62.51 in cash. The aggregate purchase price paid by the Bank to acquire Parkville was $4,192,733. At December 31, 2003, Parkville had total assets of $49.3 million, deposits of $45.7 million and total stockholders' equity of $3.35 million. This acquisition is expected to be accounted for under the purchase method of accounting. The source of funds for the acquisition was cash on hand and $2.0 million in funds borrowed by the Company from Banker's Bank.

     (b) The equipment and other physical property acquired by the Bank in the acquisition were used by Parkville for its banking business and will continue to be used by the Bank for its banking business.

     Information regarding this acquisition is set forth in the Company's press release dated April 1, 2004, attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit                             Description


99.1 Financial Statements of Business Acquired: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report on Form 8-K is required to be filed, or June 15, 2004

99.2 Pro Forma Financial Information: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report on Form 8-K is required to be filed, or June 15, 2004

99.3      Press Release, dated April 1, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               Patapsco Bancorp, Inc.
                                               (Registrant)


Date: April 2, 2004                         By: /s/ Joseph J. Bouffard
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                                                Joseph J. Bouffard
                                                President and Chief Executive
                                                 Officer